Prospectus
J.P. Morgan Exchange-Traded Funds
July 1, 2022, as supplemented July 7, 2022
JPMorgan Inflation Managed Bond ETF	Ticker: JCPI	Listing Exchange: Cboe BZX Exchange, Inc.
The Securities and Exchange Commission and the Commodity Futures Trading Commission  have not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Inflation Managed Bond ETF
Ticker: JCPI
What is the goal of the Fund?
The Fund seeks to maximize inflation protected total return.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, mutual funds, other exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used by the Fund to calculate its net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.28%
Other Expenses[1]	0.10
Acquired Fund Fees and Expenses[1]	0.01
Total Annual Fund Operating Expenses	0.39
Fee Waivers and/or Expense Reimbursements[2]	-0.14
Total Annual Fund Operating Expenses after Fee Waiv- ers and/or Expense Reimbursements[2]	0.25
1
"Other Expenses" and "Acquired Fund Fees and Expenses" are based on estimated amounts for the current fiscal year.
2
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, costs of shareholder meetings, and extraordinary expenses) exceed 0.25% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such money market funds. These waivers are in effect through 6/30/25, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/25 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	26	80	174	449
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year of the predecessor fund (as defined below), the predecessor fund’s portfolio turnover rate was 159% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund is designed to protect the total return generated by its core fixed income holdings from inflation risk. As used in the Fund’s goal, “total return” includes income and capital appreciation. The Fund seeks to hedge this risk by using swaps that are based on the Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U) in combination with its core portfolio of fixed income securities. This strategy is intended to create the equivalent of a portfolio of inflation-protected fixed income securities. Secondarily, the Fund may purchase other investments including actual inflation-protected securities such as Treasury Inflation Protected Securities (TIPS).
“Inflation Managed” in the Fund’s name does not refer to a type of security in which the Fund invests, but rather describes the Fund’s overall strategy of creating a portfolio of inflation-protected securities. Under normal circumstances, the Fund will invest at least 80% of its “Assets” in bonds. “Assets” means net assets, plus the amount of borrowings for investment purposes.
As part of its main investment strategy, the Fund may principally invest in corporate bonds, U.S. government and agency debt securities, asset-backed securities, and mortgage-related and mortgage-backed securities. Mortgage-related and
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JPMorgan Inflation Managed Bond ETF (continued)
mortgage-backed securities may be structured as collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities (interest-only or principal-only), commercial mortgage-backed securities, and mortgage pass-through securities. Additional information about these types of investments may be found in “Investment Practices” in the Fund’s prospectus. The Fund may invest up to 10% of the Fund’s total assets in securities that, at the time of purchase, are rated below investment grade (also known as junk bonds or high yield securities) by Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s Corporation (S&P), Fitch Rating (Fitch) or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality. In addition, all securities will be U.S. dollar-denominated although they may be issued by a foreign corporation, government or its agencies and instrumentalities. The Fund may invest a significant portion or all of its assets in mortgage-related and mortgage-backed securities at the adviser’s discretion. The Fund expects to invest no more than 10% of its assets in “sub-prime” mortgage-related securities at the time of purchase.
The Fund uses derivatives as a principal strategy. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund uses CPI-U swaps for inflation hedging purposes. In addition to CPI-U swaps, the Fund has flexibility to use swaps (including credit default swaps) and futures for hedging purposes, to increase income and gain to the Fund, and as part of its risk management process by establishing or adjusting exposure to particular securities or markets and/or to manage cash flows. The Fund may use swaps structured as credit default swaps to gain or hedge exposure to investment grade or high yield securities or indexes of investment grade or high yield securities.
The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity, legal provisions and the structure of the transaction. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (“ESG”) factors on certain issuers or countries in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to identify financially material issues on the Fund’s investments in issuers and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities or countries that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.
For example, the outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including, among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending, may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated
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at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns.
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Strategy Risk. The Fund’s investment strategies may not work to generate inflation-protected return. There is no guarantee that the use of derivatives and debt securities will mimic a portfolio of inflation-protected bonds.
Derivatives Risk. The Fund may have significant exposure to derivatives. Derivatives, including swaps, credit default swaps on securities and indices of securities and futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be particularly sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Certain derivatives also expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
High Yield Securities and Loan Risk. The Fund invests in instruments including junk bonds, loan participations and assignments (Loans)1 and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments may be subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protection under the federal securities laws and lack of publicly available information.
In recent years, there has been a broad trend of weaker or less restrictive covenant protections in both the Loan and high yield markets. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing Loans or high yield securities, increase the claims against assets that are permitted against collateral securing Loans or high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the Loans or high yield securities issued by such borrowers. Each of these factors might negatively impact the Loans and high yield instruments held by the Fund.
High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some Loans and other instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. Certain Loans may take more than seven days to settle. The inability to dispose of the Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some instruments may have a more limited secondary market, liquidity and valuation risk is more

1Loans will typically consist of senior floating rate loans, but may also include secured and unsecured loans, second lien loans or more junior and bridge loans.
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JPMorgan Inflation Managed Bond ETF (continued)
pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, the Fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.
Inflation-Protected Securities Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal and interest payments of inflation-protected securities such as TIPS are adjusted periodically to a specified rate of inflation (e.g., CPI-U). There can be no assurance that the inflation index used will accurately measure the actual rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.
CPI-U Strategy Risk. The Fund may use CPI-U swaps to hedge inflation risk associated with certain debt securities. There is no guarantee that such strategy will be effective in protecting the return from such securities from inflation risks. In addition, CPI-U swaps are subject to “Derivatives Risk.”
Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called
“sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.
Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities, including those structured as interest-only (IOs) and principal-only (POs), are more volatile and may be more sensitive to the rate of prepayment than other mortgage-related securities. The risk of default, as described under “Credit Risk,” for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities
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of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its Shares’ values may fluctuate in response to events affecting that industry or sector.
Foreign Issuer Risk. U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, and regulatory issues facing issuers in such foreign countries. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and may affect the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
ETF Shares Trading Risk. Shares are listed for trading on the Cboe BZX Exchange, Inc. (the “Exchange”) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Cash Transactions Risk. Unlike certain ETFs, the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The Fund commenced operations after the assets of another investment company advised by the adviser, JPMorgan Inflation Managed Bond Fund (the predecessor fund), were transferred to the Fund in a tax-free reorganization as of the close of business on April 8, 2022. The Fund has the same investment objective and substantially similar investment strategies as those of the predecessor fund.
The bar chart shows how the performance of the Fund’s Shares (represented by the performance of the predecessor fund’s Class R6 Shares) has varied from year to year for the past ten calendar years. The table shows the Fund’s average annual total returns (represented by the average annual total returns of the predecessor fund’s Class R6 Shares) for the past one year, five years and ten years. The table compares the Fund’s performance (represented by the performance of the predecessor fund’s Class R6 Shares) to the performance of the Bloomberg 1-10 Year U.S. TIPS Index and the Bloomberg U.S. Intermediate Aggregate Index (the “Indices”). The Indices do not include the fees and expenses of the mutual funds in the index. Performance shown for the predecessor fund’s Class R6 Shares. Performance for the Fund’s Shares has not been adjusted to reflect the Fund’s Shares’ lower expenses than those of the predecessor fund’s Class R6 Shares. Had the predecessor fund been structured as an exchange-traded fund (“ETF”), its performance may have differed. Performance for
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JPMorgan Inflation Managed Bond ETF (continued)
the predecessor fund is based on the NAV per share of the predecessor fund shares rather than on market-determined prices. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
YEAR-BY-YEAR RETURNS

Best Quarter	2nd quarter, 2020	5.52%
Worst Quarter	1st quarter, 2020	-3.60%

The Fund’s year-to-date total return	through	3/31/22	was	-1.88%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2021)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R6 SHARES
Return Before Taxes	4.69%	3.75%	2.55%
Return After Taxes on Distributions	3.68	2.76	1.70
Return After Taxes on Distributions and Sale of Fund Shares	2.77	2.44	1.59
BLOOMBERG 1-10 YEAR U.S. TIPS INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	5.69	4.46	2.57
BLOOMBERG U.S. INTERMEDIATE AGGREGATE INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	-1.29	2.79	2.37
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Scott E. Grimshaw	2022	Executive Director
Steven Lear	2022	Managing Director
David Rooney	2022	Executive Director
Mr. Grimshaw, Mr. Lear and Mr. Rooney also were the predecessor fund's portfolio managers since 2010, 2013 and 2015, respectively.
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or
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financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
July 1, 2022  |  7

More About the Fund
Additional Information About the Fund's Investment Strategies
The Fund is an ETF, which is a fund that trades like other publicly-traded securities. The Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index.
The name, investment objective and policies of the Fund are similar to other funds advised by the adviser or its affiliates. However, the investment results of the Fund may be higher or lower than, and there is no guarantee that the investment results of the Fund will be comparable to, any other of these funds. A new fund or a fund with fewer assets under management may be more significantly affected by purchases and redemptions of its Creation Units (as defined below) than a fund with relatively greater assets under management would be affected by purchases and redemptions of its shares. As compared to a larger fund, a new or smaller fund is more likely to sell a comparatively large portion of its portfolio to meet significant Creation Unit redemptions, or invest a comparatively large amount of cash to facilitate Creation Unit purchases, in each case when the fund otherwise would not seek to do so. Such transactions may cause funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also accelerate the realization of taxable income if sales of securities resulted in gains and the fund redeems Creation Units for cash, or otherwise cause a fund to perform differently than intended. While such risks may apply to funds of any size, such risks are heightened in funds with fewer assets under management. In addition, new funds may not be able to fully implement their investment strategy immediately upon commencing investment operations, which could reduce investment performance.
Investment Strategies
The Fund is designed to protect the total return generated by its core fixed income holdings from inflation risk. As used in the Fund’s goal, “total return” includes income and capital appreciation. The Fund is not able to and does not seek to achieve its objective primarily through investments in inflation-protected fixed income securities. Instead, because of the limited supply of certain inflation-protected fixed income securities, the Fund synthetically creates inflation protection by investing in a combination of conventional (i.e., non-inflation-protected) fixed income securities and CPI-U swaps. The swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero-coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a TIPS of equal maturity. This strategy is intended to create the equivalent of a portfolio of inflation-protected securities.
Secondarily, the Fund may purchase other investments including inflation-protected fixed income securities such as TIPS.
Under normal circumstances, the Fund will invest at least 80% of its Assets in bonds. The Fund will provide shareholders at least 60 days prior notice of any change in this policy. “Assets” means net assets plus the amount of borrowings for investment purposes. A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance. Bonds may be issued or guaranteed by the U.S. government or its agencies and instrumentalities, a domestic or a foreign corporation or a municipality. Bonds also include securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued by or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, including principal-only and interest-only stripped mortgage-backed securities and collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.
The Fund may use swaps structured as credit default swaps related to individual securities or indexes of securities. A credit default swap is an agreement between two parties where the buyer of protection (buyer) pays the seller of protection (seller) a fixed periodic coupon for the specified life of the agreement. The seller makes no payment to the buyer unless a predetermined credit event occurs. The Fund may gain (sell protection) or reduce (buy protection) exposure to both high yield and investment grade securities or indexes of high yield and investment grade securities using credit default swaps.
The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity, legal provisions and the structure of the transaction. The adviser also integrates financially material ESG factors as part of the Fund’s investment process (“ESG Integration”). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions.As part of its investment process, the adviser seeks to assess the impact of ESG factors on certain issuers or countries in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to identify financially material issues on the Fund’s investments in issuers and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities or countries that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
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Credit Quality. The Fund may invest in below investment grade securities. Below investment grade securities are also called “high yield bonds,” “junk bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, the equivalent of BB+ or lower). These securities generally offer a higher yield than investment grade securities, but involve a higher degree of risk.
A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade. The adviser will consider such an event in determining whether the Fund should continue to hold the security and is not required to sell a security in the event of a downgrade. The Fund uses the methodology described below to determine the credit quality of its investments.
Investment grade securities are securities that have been determined to be investment grade (for example, the equivalent of BBB- or higher) based on ratings by the following NRSROs - Moody’s Investors Service Inc. (Moody’s), Standard & Poor’s Corporation (S&P), Fitch Ratings (Fitch), DBRS Morningstar, and Kroll and the following methodology. Securities that have received ratings from more than one of these NRSROs are considered investment grade if any one of the NRSROs has rated the security investment grade. If none of these NRSROs rate a security, the adviser must determine that it is of comparable quality to an investment grade security or a non-investment grade security, respectively, in order for such security to be treated as an investment grade or a non-investment grade security, respectively.
As indicated in the risk/return summary, the Fund may invest in “sub-prime” mortgage-related securities. “Sub-prime” loans, which have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk for default. In generally, these borrowers have impaired or limited credit history.
Additional Investment Strategies
Although not part of the Fund's main investment strategies, the Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. Ordinarily, the Fund must limit its investments in a single non-affiliated ETF to 5% of its total assets and in all non-affiliated ETFs to 10% of its total assets. The Securities and Exchange Commission has adopted an exemptive rule that allows any fund to disregard these 5% and 10% limitations, subject to certain conditions. ETFs that are not structured as investment companies as defined in the Investment Company Act of 1940 are not subject to these percentage limitations. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay or receive significantly more or less than the value of the ETF’s underlying portfolio when they purchase or sell their ETF shares, respectively.
NON-FUNDAMENTAL INVESTMENT OBJECTIVE
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding Shares of the
Fund. The Fund’s investment objective is not fundamental and may be changed without the consent of a majority of the outstanding
Shares of the Fund.

Securities Lending. The Fund may engage in securities lending to increase its income. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers in exchange for cash collateral. The Fund will invest cash collateral in one or more money market funds advised by the adviser or its affiliates. The adviser or its affiliates will receive additional compensation from the affiliated money market funds on the Fund’s investment in such money market funds. During the term of the loan, the Fund is entitled to receive amounts equivalent to distributions paid on the loaned securities as well as the return on the cash collateral investments. Upon termination of the loan, the Fund is required to return the cash collateral to the borrower plus any agreed upon rebate. Cash collateral investments will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of cash collateral. If the adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1∕3% of the value of total assets of the Fund. Loan collateral (including any investment of that collateral) is not subject to the percentage limitations regarding the Fund’s investments described elsewhere in this prospectus.
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More About the Fund (continued)
WHAT IS SECURITIES LENDING?
Securities lending involves the loan of securities to borrowers in exchange for cash collateral which the Fund may reinvest. During the term of the loan, the Fund is entitled to receive amounts equivalent to distributions paid on the loaned securities as well as the return on the cash collateral investments. Upon termination of the loan, the Fund is required to return the cash collateral to the borrower plus an agreed upon rebate. Securities lending is not a principal strategy of the Fund.

Please note that the Fund also may use strategies that are not described in this section, but which are described in the “Investment Practices” section later in the prospectus and in the Statement of Additional Information.
Investment Risks
There can be no assurance that the Fund will achieve its investment objective.
The main risks associated with investing in the Fund are summarized in the “Risk/Return Summary” at the front of this prospectus. In addition to the Fund’s main risks, the Fund may be subject to additional risks in connection with investments and strategies used by the Fund from time to time. The table below identifies main risks and some of the additional risks for the Fund.
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in the Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if the Fund is suitable for you.
The Fund is subject to the main risks designated as such in the table below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective. The Fund may also be subject to additional risks that are noted in the table below, as well as those that are not described herein but which are described in the Statement of Additional Information.
Inflation Managed Bond ETF
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk	•
Authorized Participant Concentration Risk	•
Cash Transactions Risk	•
CFTC Regulation Risk	○
CPI-U Strategy Risk	•
Credit Risk	•
Currency Risk	•
Cyber Security Risk	○
Derivatives Risk	•
Exchange-Traded Fund (ETF) and Investment Company Risk	○
Foreign Issuer Risk	•
Foreign Securities and Emerging Markets Risk	•
General Market Risk	•
Geographic Focus Risk	•
Government Securities Risk	•
High Portfolio Turnover Risk	•
High Yield Securities Risk	•
Industry and Sector Focus Risk	•
•
Main Risks
○
Additional Risks
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Inflation Managed Bond ETF
Inflation-Linked and Inflation-Protected Security Risk	•
Interest Rate Risk	•
Inverse Floater Risk	○
Loan Risk	•
Market Trading Risk	•
Prepayment Risk	•
Securities Lending Risk	○
Smaller Company Risk	○
Strategy Risk	•
Transactions and Liquidity Risk	•
Volcker Rule Risk	○
•
Main Risks
○
Additional Risks
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.
For example, the outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including, among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending, may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
Interest Rate Risk. The Fund invests in debt securities that change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments generally increases. Your investment will decline in value if the value of these investments decreases. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly or as much as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Fund may face a heightened level of interest rate risk due to certain changes or uncertainty in monetary policy.
Debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. Beginning in March 2022, the Federal Reserve Board began increasing interest rates and has signaled the possibility of further increases. It is difficult to accurately predict the pace at which the Federal Reserve Board will increase interest rates any further, or the timing, frequency or magnitude of any such increases, and the evaluation of macro-economic and other conditions could cause a change in approach in the future. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
July 1, 2022  |  11

More About the Fund (continued)
Credit Risk. There is a risk that issuers and/or counterparties will not make payments on securities, repurchase agreements or other investments held by the Fund. The risk of defaults across issuers and/or counterparties increases in adverse market and economic conditions, including the conditions resulting from the COVID-19 pandemic. Such defaults could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s or counterparty’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities, and issuers or counterparties of such securities are more vulnerable to changes in economic conditions than issuers or counterparties of higher grade securities. Prices of the Fund's investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund's securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Strategy Risk. The Fund’s investment strategies may not work to generate inflation-protected return. There is no guarantee that the use of derivatives and debt securities will mimic a portfolio of inflation-protected bonds.
Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Certain derivatives also expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations, (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss.
Certain of the Fund’s transactions in futures, swaps, foreign currency derivatives and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuations.
The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
Investing in derivatives will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate any effect of the value of the Fund’s portfolio securities. The Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment. Registered investment companies such as the Fund are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.
In addition to the risks associated with derivatives in general, the Fund will also be subject to risks related to swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. The Fund will segregate or earmark liquid assets at its custodian bank in an amount sufficient to cover its obligations under swap agreements.
WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.
High Yield Securities Risk. The Fund may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less credit-worthy or financially distressed. Non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and the Fund’s net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the
12  |  J.P. Morgan Exchange-Traded Funds

high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.
In recent years, there has been a broad trend of weaker or less restrictive covenant protections in the high yield market. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing high yield securities, increase the claims against assets that are permitted against collateral securing high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the high yield securities issued by such borrowers. Each of these factors might negatively impact the high yield instruments held by the Fund.
As part of its high yield strategy, the Fund may invest in debt securities of smaller, newer companies. The Fund’s risks increase as it invests more heavily in smaller companies (mid cap and small cap companies). The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their debt securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.
Inflation-Linked and Inflation-Protected Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.
There can also be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-linked securities are subject to the risk that the CPI-U or other relevant pricing index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.
CPI-U Strategy Risk. The Fund may use CPI-U swaps to hedge inflation risk associated with certain debt securities. There is no guarantee that such strategy will be effective in protecting the return from such securities from inflation risks. In addition, CPI-U swaps are subject to “Derivatives Risk.”
Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae, or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero-coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. Asset-backed, mortgage-related and mortgage-backed securities differ from conventional debt securities and are subject to certain additional risks because principal is paid back over the life of the security rather than at maturity. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities
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More About the Fund (continued)
are also subject to prepayment and call risk. Gains and losses associated with prepayments will increase or decrease a fund’s yield and the income available for distribution by the Fund. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. In periods of rising interest rates, the Fund may exhibit additional volatility. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of asset-backed, mortgage-backed and mortgage-related investments that include so-called “sub-prime” mortgages (which are loans made to borrowers with low credit ratings or other factors that increase the risk of default), credit risk transfer securities and credit-linked notes issued by government-related organizations and private issuers. The structure of some of these securities may be complex and there may be less available information than other types of debt securities. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.
The mortgage loans underlying privately issued mortgage-related securities may not be subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have government or government-sponsored entity guarantees. As a result, the mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities that have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. In addition, certain mortgage-related securities which may include loans that originally qualified under standards established by government-sponsored entities (for example, certain REMICs that include Fannie Mae mortgages) are not considered as government securities for purposes of the Fund’s investment strategies or policies. There is no government or government-sponsored guarantee for such privately issued investments.
The Fund may invest in CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of non-payment.
Credit risk transfer securities and credit-linked notes are general obligations issued by a government-related organization or special purpose vehicle (SPV), respectively, and are unguaranteed. Unlike mortgage-backed securities, investors in credit risk transfer securities and credit-linked notes issued by a government-related organization have no recourse to the underlying mortgage loans. In addition, some or all of the mortgage default risk associated with the underlying mortgage loans is transferred to the noteholder. There can be no assurance that losses will not occur on an investment. These investments are also subject to the risks described under “Prepayment Risk,” below.
The values of IO and PO mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.
14  |  J.P. Morgan Exchange-Traded Funds

Foreign Securities and Emerging Markets Risk. The Fund may invest in securities of foreign issuers denominated in non-U.S. currencies. An investment in the Fund is subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.
Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. The Fund may focus in a single country or small group of countries and be subject to greater volatility than a more geographically diversified fund. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, due to jurisdictional limitations, U.S. regulators may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes and/or taxes, which would decrease the Fund’s yield on those securities.
Foreign Issuer Risk. The Fund invests in U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers. Although these securities are not subject to all of the risks summarized in “Foreign Securities and Emerging Markets Risk,” they may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, and regulatory issuers facing issuers in such foreign countries.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund's performance may be subject to greater volatility than a more geographically diversified fund and may be subject to the risks facing certain regions.
Cash Transactions Risk. Unlike certain ETFs, the Fund may effect its creations and redemptions in cash or partially in cash. As a result, an investment in the Fund may be less tax-efficient than an investment in such ETFs. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. If the Fund effects a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which also involves transaction costs. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and may affect the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short
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More About the Fund (continued)
periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. The Fund may engage in various strategies to hedge against currency risk. These strategies may consist of use of forward currency contracts including non-deliverable forward contracts and foreign currency futures contracts. To the extent the Fund enters into such transactions in markets other than in the United States, the Fund may be subject to certain currency, settlement, liquidity, trading and other risks similar to those described in this prospectus with respect to the Fund’s investments in foreign securities. In addition, the Fund may engage in such transactions as a substitute for securities in which the Fund invests, to increase exposure to a foreign currency, to shift exposure from one foreign currency to another or for risk management purposes or to increase income or gain to the Fund. While the Fund’s use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the net asset value of the Fund will fluctuate. There can be no assurance that the Fund’s hedging activities will be effective, and the Fund will incur costs in connection with the hedging. Currency hedging may limit the Fund’s return if the relative values of currencies change. Furthermore, the Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in currency exchange rates occur.
Loan Risk. The Fund may invest in Loans including Loans that are rated below investment grade or the unrated equivalent. Like other high yield, corporate debt instruments, such Loans are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “Interest Rate Risk,” “Credit Risk,” “High Yield Securities Risk,” and “Foreign Securities and Emerging Markets Risk.” Although certain Loans are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably. Although the Fund limits its investments in illiquid securities to no more than 15% of the Fund’s net assets at the time of purchase, Loans that are deemed to be liquid at the time of purchase may become illiquid.
In recent years, there has been a broad trend of weaker or less restrictive covenant protections in the Loan market. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing Loans, increase the claims against assets that are permitted against collateral securing Loans or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the Loans issued by such borrowers. Each of these factors might negatively impact the Loans held by the Fund.
No active trading market may exist for some of the Loans and certain Loans may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses to the Fund. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. Certain Loans may take more than seven days to settle. Because some Loans that the Fund invests in may have a more limited secondary market, liquidity and valuation risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. Typically, Loans are not registered securities and are not listed on any national securities exchange. Consequently, there may be less public information available about the Fund’s investments and the market for certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, the Fund may be more dependent upon the analytical ability of its adviser.
When the Fund acquires a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations, but not the borrower. As a result, the Fund assumes the credit risk of the seller of the loan participation and any other parties interpositioned between the Fund and the borrower. Under a loan participation, the Fund may have no direct rights to enforce the terms of the loan against the borrower. The Fund may not benefit directly from the collateral supporting the load in which it has purchased the loan participations or assignments.
Affiliates of the adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the adviser’s affiliates in the Loan market may restrict the Fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired. Also, because the adviser may wish to invest in the publicly traded securities of an obligor, it may not have access to material non-public information regarding the obligor to which other investors have access. The Fund will not have direct recourse against the issuer of a loan participation.
Loans are subject to prepayment risks. Gains and losses associated with prepayments will increase or decrease the Fund’s yield and the income available for distribution by the Fund. When Loans are prepaid, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for Loans, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.
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Market Trading Risk
Risk that Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund may trade on the Exchange at prices above, below or at their most recent NAV. The NAV of the Fund’s Shares, which is calculated at the end of each business day, will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will also fluctuate, in some cases materially, in accordance with changes in NAV and the intraday value of the Fund’s holdings, as well as the relative supply of and demand for the Shares on the Exchange. Differences between secondary market prices of Shares and the intraday value of the Fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the Fund at a particular time.
Given the fact that Shares can be created and redeemed by authorized participants in Creation Units, the adviser believes that large discounts or premiums to the NAV of Shares should not be sustained in the long-term. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the value of the Fund’s holdings, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, or high market volatility may result in market prices for Shares of the Fund that differ significantly from its NAV or to the intraday value of the Fund’s holdings. As a result of these factors, among others, the Fund’s Shares may trade at a premium or discount to NAV, especially during periods of significant market volatility.
Given the global nature of the relevant markets for certain of the securities for the Fund, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs.
Cost of Buying or Selling Shares. When you buy or sell Shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid-ask spread may increase significantly. This means that Shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility.
Short Selling Risk. Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.
No Guarantee of Active Trading Market Risk. While Shares are listed on the Exchange, there can be no assurance that active trading markets for the Shares will be maintained by market makers or by authorized participants. JPMorgan Distribution Services, Inc., the distributor of the Fund’s Shares (the Distributor), does not maintain a secondary market in the Shares.
Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. If a trading halt or unanticipated early closing of the Exchange occurs, a shareholder may be unable to purchase or sell Shares of the Fund.
There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Inverse Floater Risk. Inverse floaters and inverse IOs are debt securities structured with interest rates that reset in the opposite direction from the market rate to which the security is indexed. Generally, interest rates on these securities vary inversely with a short-term floating rate (which may be reset periodically). They are more volatile and more sensitive to interest rate changes than other types of debt securities. Interest rates on inverse floaters and inverse IOs will decrease when the rate to which they are indexed increases, and will increase when the rate to which they are indexed decreases. In response to changes in market interest rates or other market conditions, the value of an inverse floater or inverse IO may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If interest rates move in a manner not anticipated by the adviser, the Fund could lose all or substantially all of its investment in inverse IOs.
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More About the Fund (continued)
Smaller Company Risk. Investments in smaller companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investment in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.
CFTC Regulation Risk. The Fund is subject to regulation by the Commodity Futures Trading Commission (CFTC) as a “commodity pool” and the adviser is subject to regulation as a “commodity pool operator” with respect to the Fund. As a result, the Fund is subject to various CFTC requirements, including certain registration, disclosure and operational requirements. Compliance with these requirements may increase Fund expenses.
Exchange-Traded Fund (ETF) and Other Investment Company Risk. The Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The Fund is subject to the risks associated with the ETF or investment company’s investments. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their NAV, especially during periods of significant market volatility or stress causing investors to pay or receive significantly more or less than the value of the ETF’s underlying portfolio when they purchase or sell their ETF shares, respectively. Certain ETF traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.
Transactions and Liquidity Risk. The Fund could experience a loss when selling securities to meet redemption requests and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. To the extent a large proportion of Shares are held by a small number of shareholders (or a single shareholder) including funds or accounts over which the adviser or its affiliates have investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem Shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the adviser or its affiliates. To the extent these larger shareholders transact in the secondary market, such transactions may account for a large percentage of the Fund’s trading volume on the Exchange, which may have a material effect (upward or downward) on the market price of Shares. In addition to the other risks described in this section, these transactions could adversely affect the ability of the Fund to conduct its investment program. The Fund may be unable to sell illiquid securities at its desired time or price or the price at which the securities have been valued for purposes of the Fund’s NAV. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.
Similarly, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase the Fund’s transaction costs and impact the Fund’s performance. To the extent redemptions are effected in cash, an investment in the Fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational and financial risks associated with cyber security, including: theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to the Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers. Cyber security risks may result in financial losses to the Fund and its shareholders; the inability of the Fund to transact business with its shareholders; delays or mistakes in the calculation of the Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties
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and reputational damage; and compliance and remediation costs, legal fees and other expenses. The Fund’s service providers (including, but not limited to, the adviser, any sub-advisers, administrator, transfer agent, and custodian or their agents), financial intermediaries, companies in which the Fund invests and parties with which the Fund engages in portfolio or other transactions also may be adversely impacted by cyber security risks in their own businesses, which could result in losses to the Fund or its shareholders. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Fund does not directly control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.
Volcker Rule Risk. Pursuant to Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of the Fund after the permitted seeding period from the implementation of the Fund’s investment strategy, the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. Generally, the permitted seeding period is three years from the implementation of the Fund’s investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in the Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.
For more information about risks associated with the types of investments that the Fund purchases, please read the “Risk/Return Summary” at the front of this prospectus  and “Investment Practices” section later in the prospectus,  and the Statement of Additional Information.
Conflicts of Interest
An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to a Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with a Fund, and face conflicts of interest when balancing that incentive against the best interests of a Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of a Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed income and other markets in which a Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Funds and/or benefit these affiliates. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for a Fund. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the Statement of Additional Information.
Temporary Defensive and Cash Positions
For liquidity and to respond to unusual market conditions, the Fund may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments.
WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased.
They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements, certificates of deposit, bankers’ acceptances, commercial paper, money market mutual funds, and bank deposit accounts.

While the Fund is engaged in a temporary defensive position, it may not meet its investment objective. These investments may also be inconsistent with the Fund’s main investment strategies. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.
Bloomberg Barclays Disclaimer
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg's licensors, including Barclays, own all proprietary rights in the Bloomberg
July 1, 2022  |  19

More About the Fund (continued)
Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Disclosure of Portfolio Holdings
A description of the policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.
Additional Fee Waiver and/or Expense Reimbursement
Service providers to the Fund (as was the case for the predecessor fund) may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. The Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for the Fund, when available, will reflect (and performance for the predecessor fund reflects)  the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would be less favorable.
20  |  J.P. Morgan Exchange-Traded Funds

The Fund's Management and Administration
The Fund's Management and Administration
The Fund is a series of J.P. Morgan Exchange-Traded Fund Trust, a Delaware statutory trust (the Trust). The Trust is governed by the Board of Trustees, which is responsible for overseeing all business activities of the Fund.
The Fund's Investment Adviser
J.P. Morgan Investment Management Inc. (JPMIM or the adviser) is the investment adviser to the Fund. JPMIM is located at 383 Madison Avenue, New York, NY 10179. JPMIM also served as the investment adviser to the predecessor fund.
JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.
In rendering investment advisory services to the Fund, JPMIM uses the portfolio management, research and other resources of a foreign (non-U.S.) affiliate of JPMIM and may provide services to the Fund through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC. Under this relief, U.S. registered investment advisers are allowed to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.
The Fund will pay the adviser a management fee of 0.28% of average daily net assets. The management fee (net of waivers) of the predecessor fund for the fiscal year ended February 28, 2022 was 0.25%.
A discussion of the basis the Board of Trustees of the Trust used in approving the investment advisory agreement for the Fund will be available in the first shareholder report for the Fund.
The Portfolio Managers
The portfolio management team consists of Scott E. Grimshaw, Executive Director and CFA charterholder, Steven Lear, Managing Director and CFA charterholder and David Rooney, Executive Director and CFA charterholder. Mr. Grimshaw is responsible for the day-to-day management of the Fund’s portfolio of securities, whereas Mr. Rooney is responsible for implementing the inflation-managed strategy. Mr. Grimshaw, an employee since 1988 and portfolio manager of the Fund since its inception, is responsible for managing institutional taxable bond portfolios. Mr. Lear is the U.S. Chief Investment Officer within the Global Fixed Income, Currency and Commodities Group (GFICC) and is responsible for setting macro strategies for the Fund and for overseeing the day-to-day management of the Fund’s portfolio of securities. An employee since 2008 and a portfolio manager for the Fund since its inception, Mr. Lear is responsible for overseeing fixed income investment strategies in the U.S. Mr. Rooney, an employee since 2012 and portfolio manager of the Fund since its inception, is responsible for rates and inflation strategy and portfolio management, with an emphasis on inflation-linked sectors. Mr. Rooney is responsible for day-to-day management of the Fund’s inflation overlay. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers. Mr. Grimshaw, Mr. Lear and Mr. Rooney also were the predecessor fund's portfolio managers since 2010, 2013 and 2015, respectively.
The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.
The Fund's Administrator
JPMIM provides administration services for and oversees the other service providers of the Fund. JPMIM receives the following annual fee on behalf of the Fund for administration services: 0.075% of the first $10 billion of average daily net assets of the Fund, plus 0.050% of average daily net assets of the Fund between $10 billion and $20 billion, plus 0.025% of average daily net assets of the Fund between $20 billion and $25 billion, plus 0.010% of the average daily net assets of the Fund over $25 billion.
The Fund's Distributor
JPMorgan Distribution Services, Inc. (the Distributor) is the distributor of the Fund's Shares. The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares of the Fund. The Distributor has no role in determining the investment policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 1111 Polaris Parkway, Columbus, OH 43240.
Payments to Financial Intermediaries
JPMIM and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide cash payments to Financial Intermediaries whose customers invest in Shares of the Fund. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or
July 1, 2022  |  21

The Fund's Management and Administration (continued)
401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that may enter into agreements with JPMIM and/or its affiliates. These cash payments may relate to marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems, or the Financial Intermediaries’ making Shares of the Fund available to their customers. Such compensation may provide such Financial Intermediaries with an incentive to favor sales of Shares of the Fund over other investment options they make available to their customers. See the Statement of Additional Information for more information.
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Purchase and Redemption of Shares
Buying and Selling Shares
In the Secondary Market. Most investors will buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed and traded on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per-Share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity.
Shares of the Fund trade on the Exchange at prices that may differ to varying degrees from the daily NAV of the Shares.
Directly with the Fund. The Fund’s Shares are issued or redeemed by the Fund at NAV per Share only in a large specified number of Shares called a “Creation Unit” or multiples thereof. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund must have entered into an authorized participant agreement with the Distributor, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchases and redemptions of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Fund's Statement of Additional Information.
Beneficial Ownership. The Depository Trust Company (DTC) serves as securities depository for the Shares. (The Shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants” (i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations), some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants” (i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests). The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more detailed information, see “Book Entry Only System” in the Fund's Statement of Additional Information.
Premium/Discount Information
Information about the differences between the daily market price on the Exchange for Shares of the Fund and the Fund’s NAV can be found on the Fund’s website, www.jpmorganfunds.com. NAV is the price at which the Fund issues and redeems Shares. It is calculated in accordance with the Fund’s pricing and valuation policies. The market price (“Market Price”) is generally the official closing price of the Fund’s Shares on the Exchange. The Fund’s Market Price may be at, above (at a premium) or below (at a discount) its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand. Shareholders may pay more than NAV when they buy Fund Shares and receive less than NAV when they sell those Shares, because Shares are bought and sold at current market prices. The Market Price is also used to calculate market returns of the Fund.
Pricing Shares
Investors that purchase or sell Shares on the secondary market transact at the market price on the Exchange. The market price may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.
The Exchange disseminates the approximate value of Shares of the Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed only once a day. The approximate value is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries that may trade in the portfolio securities held by the Fund. As the respective international local markets close, the approximate value will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15 second interval, but certain holdings may not be updated otherwise if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any representation or warranty as to its accuracy.
July 1, 2022  |  23

Purchase and Redemption of Shares (continued)
NAV is calculated each business day as of the close of the Cboe BZX Exchange, Inc. (Exchange), which is typically 4:00 p.m. E.T. On occasion, the Exchange will close before 4:00 p.m. E.T. When that happens, NAV will be calculated as of the time the Exchange closes. The Fund will not treat an intraday unscheduled disruption or closure in Exchange trading as a closure of the Exchange and will calculate NAV as of 4:00 p.m. E.T. if the particular disruption or closure directly affects only the Exchange. The price at which a purchase of a Creation Unit is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent the Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when the Fund does not price its Shares, the value of the Fund’s Shares may change on days when you will not be able to purchase or redeem your Shares. The NAV per share of the Fund is equal to the value of all its assets minus its liabilities, divided by the number of outstanding shares.
Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available, market quotations are determined not to be reliable, or their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the Trust’s Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining the Fund’s NAV.
Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from independent pricing services, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.
Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.
Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. E.T.
Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of other open-end investment companies are valued at their respective NAVs.
Options traded on U.S. securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes.
Options traded on foreign exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of the Fund’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.
Exchange traded futures are valued at the last sale price available prior to the calculation of the Fund’s NAV. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.
Non-listed over-the-counter futures are valued utilizing market quotations provided by approved pricing services.
Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.
Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.
Frequent Purchases and Redemptions
The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Fund's shareholders when they considered that no restriction or policy was necessary. The Board considered that, unlike mutual funds, the Fund issues and redeems its Shares at NAV only in Creation Units, and the Fund’s Shares may be purchased and sold on the Exchange at prevailing market prices.
24  |  J.P. Morgan Exchange-Traded Funds

Shareholder Information
Taxes on Distributions
The Fund has elected to be treated and intends to qualify each taxable year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. The Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.
The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.
The Fund generally distributes net investment income, if any, at least monthly. The Fund will distribute net realized capital gain, if any, at least annually. For each taxable year, the Fund will generally distribute substantially all of its net investment income and net realized capital gains.
Distributions of net investment income generally are taxable as ordinary income from dividends. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at a maximum individual federal income tax rate applicable to “qualified dividend income” of either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by the Fund generally will be limited to the aggregate of the eligible dividends received by that Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund. The amount of the Fund’s distributions that would otherwise qualify for this favorable tax treatment may be reduced as a result of the Fund’s securities lending activities or high portfolio turnover rate. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable to a U.S. shareholder as ordinary income. Given the investment strategies of the Fund, it is not anticipated that a significant portion of the distributions paid by the Fund will be eligible to be designated as qualified dividend income.
Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by the Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your Shares in the Fund. The maximum individual federal income tax rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to U.S. shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
If you buy Shares of the Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Shares). Any gain resulting from the sale or exchange of Shares generally will be taxable as long-term or short-term gain, depending upon how long you have held the Shares.
The Fund is generally subject to foreign withholding or other foreign taxes, which in some cases can be significant, on any income or gain from investments in foreign stocks or securities. In that case, the Fund’s total return on those securities would be decreased. The Fund may generally deduct these taxes in computing its taxable income.
The Fund may invest a significant portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.
The Fund’s investment in certain debt obligations and derivatives instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including at times when it is not advantageous to do so.
The Fund’s transactions in futures contracts, swaps and other derivatives will be subject to special tax rules, the effect of which may
July 1, 2022  |  25

Shareholder Information (continued)
be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.
Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to the Fund and its shareholders.
The dates on which dividends and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.
Early in each calendar year, you will receive a notice showing the amount of distributions you received during the preceding calendar year and the tax status of those distributions.
Any foreign shareholder would generally be subject to U.S. tax- withholding on distributions by the Fund, as discussed in the Statement of Additional Information.
Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.
The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.
Taxes on Exchange-Listed Shares Sales
Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. Capital loss realized on the sale or exchange of Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. The ability to deduct capital losses may be limited.
Taxes on Purchase and Redemption of Creation Units
At the time of purchase, an Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger’s aggregate basis in the securities surrendered and the cash paid. At redemption, a person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the cash received in connection with the redemption. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.
Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.
If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.
The above is a general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.
Availability of Proxy Voting Record
The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.
Other Information
For purposes of the Investment Company Act of 1940 (1940 Act), the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions.
26  |  J.P. Morgan Exchange-Traded Funds

Investment Practices
The table discusses the types of investments which can be held by the Fund. In each case, the related types of risk are also listed.
INSTRUMENT	RISK TYPE
Adjustable Rate Mortgage Loans (ARMs): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.
Credit Interest Rate Liquidity Market Political Prepayment Valuation
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases and credit card receivables or other securities backed by other types of receivables or other assets.
Credit Interest Rate Liquidity Market Political Prepayment Valuation
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’
acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank.
Maturities are generally six months or less. Certificates of deposit are negotiable certificates issued by a bank for a specified period of time and earning a specified return. Time deposits are non-
negotiable receipts issued by a bank in exchange for the deposit of funds
Credit Currency Interest Rate Liquidity Market Political
Borrowings: The Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. The Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.
Credit Interest Rate Market
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. The
Fund will sell only covered call and secured put options.
Credit Leverage Liquidity Management Market
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	Credit Currency Interest Rate Liquidity Market Political Valuation
Convertible Securities: Bonds or preferred stock that can convert to common stock including contingent convertible securities.	Credit Currency Foreign Investments Interest Rate Liquidity Market Political Valuation
July 1, 2022  |  27

Investment Practices (continued)
INSTRUMENT	RISK TYPE
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	Credit Currency Interest Rate Liquidity Market Political Valuation
Credit Default Swaps (CDSs): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.
Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Custodial Receipts: The Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.
Foreign Investment Credit Currency Interest Rate Market Liquidity Political
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by the Fund.
Liquidity Management Market
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid development.	Foreign Investment
Exchange-Traded Funds (ETFs): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments.
Investment Company Market
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European
Depositary Receipts (EDRs) and American Depositary Securities (ADSs).
Foreign Investment Liquidity Market Political Prepayment
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but are deemed by the Fund’s adviser to be of comparable quality.
Credit Currency High Yield Securities Interest Rate Liquidity Market Political Portfolio Quality Valuation
Inflation-Linked Debt Securities: Includes fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.
Credit Currency Interest Rate Political
28  |  J.P. Morgan Exchange-Traded Funds

INSTRUMENT	RISK TYPE
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.
Credit Leverage Market
Investment Company Securities: Shares of other investment companies, including money market funds for which the adviser and/or its affiliates serve as investment adviser or administrator. The adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law or by contract.
Investment Company Market
Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments of less developed countries.	Credit Currency Extension Foreign Investment Interest Rate Liquidity Market Political Prepayment
Mortgages (Directly Held): Debt instruments secured by real property.	Credit Environmental Extension Interest Rate Liquidity Market Natural Event Political Prepayment Valuation
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs) and other asset-backed structures.
Credit Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment Tax Valuation
Mortgage Dollar Rolls[1]: A transaction in which the Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.

Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment
1
All forms of borrowing (including mortgage dollar rolls) are limited in the aggregate and may not exceed 33 1∕3% of the Fund’s total assets except as permitted by law.
July 1, 2022  |  29

Investment Practices (continued)
INSTRUMENT	RISK TYPE
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.
Credit Interest Rate Market Natural Event Political Prepayment Tax
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	Credit Liquidity Management Market
Options and Futures Transactions: The Fund may purchase and sell (a) exchange traded and over the counter put and call options on securities, indexes of securities and futures contracts on securities, indexes of securities, interest rate futures contracts and interest rate swaps and (b) futures contracts on securities and indexes of securities.
Credit Leverage Liquidity Management Market
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.
Liquidity Market Valuation
Real Estate Investment Trusts (REITs): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	Credit Interest Rate Liquidity Management Market Political Prepayment Tax Valuation
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	Credit Liquidity Market
Reverse Repurchase Agreements[1]: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by the Fund.
Credit Liquidity Market
Securities Issued in Connection with Reorganizations and Corporate Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.
Market
Securities Lending: The lending of up to 33 1∕3% of the Fund’s total assets. In return, the Fund will receive cash, other securities, and/or letters of credit as collateral.	Credit Leverage Market
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).	Credit Liquidity Market
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	Credit Foreign Investment Liquidity Political Valuation
30  |  J.P. Morgan Exchange-Traded Funds

INSTRUMENT	RISK TYPE
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest-Only (IO) and Principal-Only (PO) securities issued outside a Real Estate Mortgage Investment Conduit (REMIC) or CMO structure.
Credit Liquidity Market Political Prepayment Valuation
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.
Credit Foreign Investment Liquidity Management Market Valuation
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. The Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.
Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Temporary Defensive Positions: To respond to unusual circumstances the Fund may invest in cash and cash equivalents for temporary defensive purposes.	Credit Interest Rate Liquidity Market
Treasury Receipts: The Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts
(TIGRs), and Certificates of Accrual on Treasury Securities (CATS).
Market
Trust Preferred: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.
Credit Currency Interest Rate Liquidity Market Political Valuation
U.S. Government Agency Securities: Securities issued or guaranteed by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae,
Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes, CMOs and
REMICs.
Credit Government Securities Interest Rate Market
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (STRIPS) and Coupons Under Book Entry
Safekeeping (CUBES).
Interest Rate Market
July 1, 2022  |  31

Investment Practices (continued)
INSTRUMENT	RISK TYPE
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to the Fund on demand or at the expiration of a specified term.
Credit Liquidity Market Valuation
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	Credit Leverage Liquidity Market Valuation
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.
Credit Currency Interest Rate Liquidity Market Political Valuation Zero-Coupon Securities
Risk related to certain investments held by the Fund:
Credit risk The risk that a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.
Currency risk The risk that currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.
Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.
Extension risk The risk that a rise in interest rates will extend the life of a security to a date later than the anticipated prepayment date, causing the value of the investment to fall.
Foreign investment risk The risk associated with higher transaction costs, delayed settlements, currency controls, adverse economic developments, and exchange rate volatility. These risks are increased in emerging markets.
Government securities risk U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Circumstances could arise that would prevent the payment of interest or principal. Securities issued or guaranteed by certain U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support.
High yield securities risk High yield, high risk securities (also known as junk bonds) which are considered to be speculative and these investments are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and a potential lack of a secondary or public market for securities.
Interest rate risk The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall). The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as an interest rate increase by the Federal Reserve.
Investment company risk If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.
Leverage risk The risk that gains or losses will be disproportionately higher than the amount invested.
Liquidity risk The risk that the holder may not be able to sell the security at the time or price it desires.
Management risk The risk that a strategy used by the Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.
Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.
Natural event risk The risk that a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.
Political risk The risk that governmental policies or other political actions will negatively impact the value of the investment.
Portfolio quality risk The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rates and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.
Prepayment risk The risk that declining interest rates or other factors will result in unexpected prepayments, causing the value of the investment to fall.
Tax risk The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.
Valuation risk The risk that the estimated value of a security does not match the actual amount that can be realized if the security is sold.
Zero-Coupon securities risk The market value of these securities are generally more volatile than the market value of, and is more likely to respond to a greater degree to changes in interest rates than, other fixed income securities with similar maturities and credit quality that pay interest periodically. Actions required by federal income tax law may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.
32  |  J.P. Morgan Exchange-Traded Funds

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Financial Highlights
The Financial Highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. The Financial Highlights information in the following table for the Fund’s Shares represents the Financial Highlights of the predecessor fund’s Class R6 Shares for the fiscal periods indicated. The Fund commenced operations after the assets of the predecessor fund were transferred to the Fund in a tax-free reorganization as of the close of business on April 8, 2022.
Certain information reflects financial results for a single predecessor fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the predecessor fund’s Class R6 Shares (assuming reinvestment of all dividends and distributions).
The information below has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for the predecessor fund and the Fund, whose report, along with the predecessor fund’s financial statements, are included in the predecessor fund’s annual report, which is available upon request. No information is provided for the Fund’s Shares, which were not offered until after the reorganization on April 8, 2022.
	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Inflation Managed Bond Fund
Class R6
Year Ended February 28, 2022	$10.74	$0.27	$0.18	$0.45	$(0.27)
Year Ended February 28, 2021	10.46	0.20	0.28	0.48	(0.20)
Year Ended February 29, 2020	10.05	0.27	0.41	0.68	(0.27)
Year Ended February 28, 2019	10.16	0.25	(0.11)	0.14	(0.25)
Year Ended February 28, 2018	10.36	0.22	(0.19)	0.03	(0.23)
(a)
Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)
Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
34  |  J.P. Morgan Exchange-Traded Funds

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$10.92	4.23%	$897,545	0.34%	2.49%	0.39%	159%
10.74	4.70	1,172,321	0.34	1.93	0.38	89
10.46	6.84	1,169,195	0.42	2.62	0.44	146
10.05	1.41	859,081	0.47	2.46	0.47	74
10.16	0.31	1,199,612	0.45	2.14	0.47	68
July 1, 2022  |  35

This Page Intentionally Left Blank.

How to Reach Us
MORE INFORMATION
For investors who want more information on the Fund the following documents are available free upon request:
ANNUAL AND SEMI-ANNUAL REPORTS
The Fund's annual and semi-annual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that have a significant effect on the Fund’s performance.
STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.
You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-844-457-6383 (844-4JPM ETF) or writing to:
J.P. Morgan Exchange-Traded Funds
277 Park Avenue
New York, NY 10172
If you buy your Shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.
Reports, a copy of the SAI, and other information about the Fund are also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
Investment Company Act File No. for the Fund is 811-22903.
©JPMorgan Chase & Co., 2022. All rights reserved. July 2022.

PR-IMBETF-722-2

Prospectus
J.P. Morgan Exchange-Traded Funds
July 1, 2022, as supplemented July 7, 2022
JPMorgan Realty Income ETF	Ticker: JPRE	Listing Exchange: NYSE Arca
The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Realty Income ETF
Ticker: JPRE
What is the goal of the Fund?
The Fund seeks to provide high total investment return through a combination of capital appreciation and current income.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Other Expenses[1]	0.09
Total Annual Fund Operating Expenses	0.69
Fee Waivers and/or Expense Reimbursements[2]	-0.19
Total Annual Fund Operating Expenses after Fee Waiv- ers and/or Expense Reimbursements[2]	0.50
1
“Other Expenses” are based on estimated amounts for the current fiscal year.
2
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, costs of shareholder meetings, and extraordinary expenses) exceed 0.50% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such money market funds. These waivers are in effect through 6/30/25, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimburse ments shown in the fee table through 6/30/25 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	51	160	325	802
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year of the predecessor fund (as defined below), the predecessor fund’s portfolio turnover rate was 59% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund seeks to achieve its objective by investing substantially all of its assets, and in any event under normal circumstances at least 80% of its net assets (plus the amount of any borrowings for investment purposes), in equity securities of real estate investment trusts (“REITs”), including REITs with relatively small market capitalizations. The Fund may invest in both equity REITs and mortgage REITs. Equity REITs take ownership interests in real estate. Mortgage REITs invest in mortgages (loans secured by interests in real estate). The Fund may also invest up to 15% of net assets in illiquid holdings.
As investment adviser to the Fund, J.P. Morgan Investment Management Inc. (“JPMIM”) manages the portfolio utilizing a disciplined investment process that focuses on stock selection rather than focusing on particular sectors or themes. JPMIM’s portfolio management team continuously screens the target universe of investments, selecting companies that exhibit superior financial strength, operating returns and attractive growth prospects.
The REIT research team takes an in-depth look at each company’s ability to generate earnings over a long-term business cycle, rather than focusing solely on near-term expectations. These research efforts allow the team to determine each company’s normalized earnings (i.e., projected earnings adjusted to reflect what the company should earn at the midpoint of an economic cycle) and growth potential, from which they evaluate whether each company’s current price fully reflects its long-term value. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (“ESG”) factors on the companies in which the Fund invests. The adviser’s assessment is based on a proprietary analysis of key opportunities and risks across
July 1, 2022  |  1

JPMorgan Realty Income ETF (continued)
industries to seek to identify financially material issues on the Fund’s investments in securities and ascertain key issues that merit engagement with company management. These assessments may not be conclusive and securities of companies may be purchased and retained by the Fund for reasons other than material ESG factors.
The Fund is non-diversified.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, possible lack of availability of mortgage financing, market saturation, fluctuations in rental income and the value of underlying properties and extended vacancies of properties, and the management skill and creditworthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.
For example, the outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including, among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending, may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
Smaller Company Risk. Investments in securities of smaller companies (mid cap and small cap companies) may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of securities of large capitalization companies, especially over the short term. These risks are higher for small cap companies.
2  |  J.P. Morgan Exchange-Traded Funds

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.
Concentration Risk. The Fund is concentrated in securities issued by REITs. This concentration increases the risk of loss to the Fund by increasing its exposure to economic, business, political or regulatory developments that may be adverse to REITs.
Tax Risk. REITs in which the Fund will invest are subject to complicated Internal Revenue Code rules. The tax laws that apply to these investment vehicles have the potential to create negative tax consequences for the Fund, or for certain shareholders of the Fund, including, in particular, charitable remainder trusts and non-U.S. taxpayers. The Fund is subject to the risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences.
The Fund may distribute amounts to shareholders in excess of its earnings, resulting in a return of capital. Such distributions are not currently taxable to shareholders; instead, any such distributions would reduce a shareholder’s tax basis in its shares, resulting in an increased gain, or decreased loss, on a later redemption or other taxable disposition of such shares. Should any such distributions exceed a shareholder’s tax basis in its shares, such excess would be treated as gain and taxable to the shareholder in the same manner as gain from a sale of Fund shares.
ETF Shares Trading Risk. Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The Fund commenced operations after the assets of another investment company advised by the adviser, JPMorgan Realty Income Fund (the predecessor fund), were transferred to the Fund in a tax-free reorganization as of the close of business on May 20, 2022. The Fund has the same investment objective and substantially similar investment strategies as those of the predecessor fund.
The bar chart shows how the performance of the Fund’s Shares (represented by the performance of the predecessor fund’s Class R6 Shares) has varied from year to year for the past ten calendar years. The table shows the Fund’s average annual total returns (represented by the average annual total returns of the predecessor fund’s Class R6 Shares) for the past one year, five years and ten years. The table compares the Fund’s performance (represented by the performance of the predecessor fund’s Class R6 Shares) to the performance of the Morgan Stanley Capital International (MSCI) US REIT Index. Performance shown for the predecessor fund’s Class R6 Shares prior to their inception are based on the performance of the predecessor fund’s Class R5 Shares. The actual returns of the predecessor fund’s Class R6 Shares would have been different than those shown because the predecessor fund’s Class R6 Shares had different expenses than the predecessor fund’s Class R5 Shares. Performance for the Fund’s Shares has not been adjusted to reflect the Fund’s Shares’ lower expenses than those of the predecessor fund’s Class R6 Shares and Class R5 Shares. Had the predecessor fund been structured as an exchange-traded fund (“ETF”), its performance may have differed. Performance for the predecessor fund is based on the NAV per share of the predecessor fund shares rather than on market-determined prices. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
July 1, 2022  |  3

JPMorgan Realty Income ETF (continued)
YEAR-BY-YEAR RETURNS

Best Quarter	1st quarter, 2019	17.24%
Worst Quarter	1st quarter, 2020	-23.50%

The Fund’s year-to-date total return	through	3/31/22	was	-3.24%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2021)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R6 SHARES
Return Before Taxes	40.85%	11.36%	11.05%
Return After Taxes on Distributions	36.97	9.53	9.10
Return After Taxes on Distributions and Sale of Fund Shares	24.84	8.29	8.16
MSCI US REIT INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	43.06	10.78	11.32
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the “Return After Taxes on Distributions and Sale of Fund Shares” may exceed the “Return Before Taxes” due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Scott Blasdell	2022	Managing Director
Jason Ko, CFA	2022	Executive Director
Mr. Blasdell and Mr. Ko also were the predecessor fund's portfolio managers since 2017 and 2009, respectively.
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
4  |  J.P. Morgan Exchange-Traded Funds

More About the Fund
Additional Information About the Fund's Investment Strategies
The Fund is an ETF, which is a fund that trades like other publicly-traded securities. The Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index.
The name, investment objective and policies of the Fund are similar to other funds advised by the adviser or its affiliates. However, the investment results of the Fund may be higher or lower than, and there is no guarantee that the investment results of the Fund will be comparable to, any other of these funds. A new fund or a fund with fewer assets under management may be more significantly affected by purchases and redemptions of its Creation Units (as defined below) than a fund with relatively greater assets under management would be affected by purchases and redemptions of its shares. As compared to a larger fund, a new or smaller fund is more likely to sell a comparatively large portion of its portfolio to meet significant Creation Unit redemptions, or invest a comparatively large amount of cash to facilitate Creation Unit purchases, in each case when the fund otherwise would not seek to do so. Such transactions may cause funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also accelerate the realization of taxable income if sales of securities resulted in gains and the fund redeems Creation Units for cash, or otherwise cause a fund to perform differently than intended. While such risks may apply to funds of any size, such risks are heightened in funds with fewer assets under management. In addition, new funds may not be able to fully implement their investment strategy immediately upon commencing investment operations, which could reduce investment performance.
Main Investment Strategies
The Fund seeks to achieve its objective by investing substantially all of its assets, and in any event under normal circumstances at least 80% of its net assets (plus the amount of any borrowings for investment purposes), in equity securities of real estate investment trusts (“REITs”), including REITs with relatively small market capitalizations. The Fund may invest in both equity REITs and mortgage REITs. Equity REITs take ownership interests in real estate. Mortgage REITs invest in mortgages (loans secured by interests in real estate). The Fund may also invest up to 15% of net assets in illiquid holdings.
As investment adviser to the Fund, J.P. Morgan Investment Management Inc. (“JPMIM”) manages the portfolio utilizing a disciplined investment process that focuses on stock selection rather than focusing on particular sectors or themes. JPMIM’s portfolio management team continuously screens the target universe of investments, selecting companies that exhibit superior financial strength, operating returns and attractive growth prospects.
The REIT research team takes an in-depth look at each company’s ability to generate earnings over a long-term business cycle, rather than focusing solely on near-term expectations. These research efforts allow the team to determine each company’s normalized earnings (i.e., projected earnings adjusted to reflect what the company should earn at the midpoint of an economic cycle) and growth potential, from which they evaluate whether each company’s current price fully reflects its long-term value. The adviser also integrates financially material ESG factors as part of the Fund’s investment process (“ESG Integration”). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions.As part of its investment process, the adviser seeks to assess the impact of ESG factors on the companies in which the Fund invests. The adviser’s assessment is based on a proprietary analysis of key opportunities and risks across industries to seek to identify financially material issues on the Fund’s investments in securities and ascertain key issues that merit engagement with company management. These assessments may not be conclusive and securities of companies may be purchased and retained by the Fund for reasons other than material ESG factors.
The Fund is non-diversified.
Additional Investment Strategies
The Fund will invest primarily in equity securities as described above. The Fund may invest its cash in repurchase agreements and other cash instruments pending investment in equity securities.
The main investment strategies for the Fund may include the following, some of which may be equity securities:
•
common stocks
•
real estate investment trusts (REITs), which are pooled vehicles that invest primarily in income-producing real estate or loans related to real estate
•
other investment companies
•
exchange-traded funds (ETFs)
•
affiliated money market funds
July 1, 2022  |  5

More About the Fund (continued)
ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. Ordinarily, the Fund must limit its investments in a single ETF to 5% of its total assets and in all ETFs and other investment companies to 10% of its total assets. The Securities and Exchange Commission adopted an exemptive rule that allows any fund investing in such ETFs to disregard these 5% and 10% limitations, subject to certain conditions. ETFs that are not structured as investment companies as defined in the Investment Company Act of 1940 are not subject to these percentage limitations. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay or receive significantly more or less than the value of the ETF’s underlying portfolio when they purchase or sell their ETF shares, respectively.
Although not main strategies, the Fund may also utilize the following, some of which may be equity securities:
•
preferred stock
•
convertible securities
•
trust or partnership interests
•
warrants and rights to buy common stock.
•
securities lending
The Fund may utilize these investment strategies to a greater or lesser degree.
The Fund has an 80% investment policy which may be changed by the Board of Trustees without shareholder approval. However, the Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.
The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.
NON-FUNDAMENTAL INVESTMENT OBJECTIVE
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding Shares of the
Fund. The Fund’s investment objective is not fundamental and may be changed without the consent of a majority of the outstanding
Shares of the Fund.

Securities Lending. The Fund may engage in securities lending to increase its income. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers in exchange for cash collateral. The Fund will invest cash collateral in one or more money market funds advised by the adviser or its affiliates. The adviser or its affiliates will receive additional compensation from the affiliated money market funds on the Fund’s investment in such money market funds. During the term of the loan, the Fund is entitled to receive amounts equivalent to distributions paid on the loaned securities as well as the return on the cash collateral investments. Upon termination of the loan, the Fund is required to return the cash collateral to the borrower plus any agreed upon rebate. Cash collateral investments will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of cash collateral. If the adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1∕3% of the value of total assets of the Fund. Loan collateral (including any investment of that collateral) is not subject to the percentage limitations regarding the Fund’s investments described elsewhere in this prospectus.
WHAT IS SECURITIES LENDING?
Securities lending involves the loan of securities to borrowers in exchange for cash collateral which the Fund may reinvest. During the term of the loan, the Fund is entitled to receive amounts equivalent to distributions paid on the loaned securities as well as the return on the cash collateral investments. Upon termination of the loan, the Fund is required to return the cash collateral to the borrower plus an agreed upon rebate. Securities lending is not a principal strategy of the Fund.

Please note that the Fund also may use strategies that are not described in this section, but which are described in the Statement of Additional Information.
Investment Risks
There can be no assurance that the Fund will achieve its investment objective.
6  |  J.P. Morgan Exchange-Traded Funds

The main risks associated with investing in the Fund are summarized in the “Risk/Return Summary” at the front of this prospectus. In addition to the Fund’s main risks, the Fund may be subject to additional risks in connection with investments and strategies used by the Fund from time to time. The table below identifies main risks and some of the additional risks for the Fund.
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in the Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if the Fund is suitable for you.
The Fund is subject to the main risks designated as such in the table below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective. The Fund may also be subject to additional risks that are noted in the table below, as well as those that are not described herein but which are described in the Statement of Additional Information.
Realty Income ETF
Authorized Participant Concentration Risk	•
Concentration Risk	•
Convertible Securities Risk	○
Cyber Security Risk	○
Equity Market Risk	•
General Market Risk	•
Investments in Mutual Funds and ETF Risks	○
Market Trading Risk	•
Non-Diversified Fund Risk	•
Preferred Stock Risk	○
Real Estate Securities Risk	•
Securities Lending Risk	○
Smaller Company Risk	•
Tax Risk	•
Transactions and Liquidity Risk	○
Volcker Rule Risk	○
•
Main Risks
○
Additional Risks
Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy and environmental factors. Furthermore, a REIT could fail to qualify for tax free pass-through of its income under the Internal Revenue Code or fail to maintain its exemption from registration under the 1940 Act, which could produce adverse economic consequences for the REIT and its investors, including the Fund.
The underlying mortgage loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of REITs will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.
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More About the Fund (continued)
In addition, certain of the companies in which the Fund intends to invest may have developed or commenced development on properties and may develop additional properties in the future. Real estate development involves significant risks in addition to those involved in the ownership and operation of established properties, including the risks that financing, if needed, may not be available on favorable terms for development projects, that construction may not be completed on schedule (resulting in increased debt service expense and construction costs), that estimates of the costs of construction may prove to be inaccurate and that properties may not be leased, rented or operated on profitable terms and therefore will fail to perform in accordance with expectations. As a result, the value of the Fund’s investment may decrease in value. Real estate securities have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.
Equity Market Risk. The price of equity securities may rise or fall, sometimes rapidly or unpredictably, because of changes in the broad market or changes in a company’s financial condition. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.
For example, the outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including, among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending, may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
Smaller Company Risk. Investments in securities of smaller companies (mid cap and small cap companies) may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of securities of large capitalization companies, especially over the short term. These risks are higher for small cap companies.
Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.
Concentration Risk. The Fund is concentrated in securities issued by REITs. This concentration increases the risk of loss to the Fund by increasing its exposure to economic, business, political or regulatory developments that may be adverse to REITs.
Tax Risk. REITs in which the Fund will invest are subject to complicated Internal Revenue Code rules. The tax laws that apply to these investment vehicles have the potential to create negative tax consequences for the Fund, or for certain shareholders of the Fund, including, in particular, charitable remainder trusts and non-U.S. taxpayers. The Fund is subject to the risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences.
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The Fund may distribute amounts to shareholders in excess of its earnings, resulting in a return of capital. Such distributions are not currently taxable to shareholders; instead, any such distributions would reduce a shareholder’s tax basis in its shares, resulting in an increased gain, or decreased loss, on a later redemption or other taxable disposition of such shares. Should any such distributions exceed a shareholder’s tax basis in its shares, such excess would be treated as gain and taxable to the shareholder in the same manner as gain from a sale of Fund shares.
Market Trading Risk
Risk that Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund may trade on the Exchange at prices above, below or at their most recent NAV. The NAV of the Fund’s Shares, which is calculated at the end of each business day, will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will also fluctuate, in some cases materially, in accordance with changes in NAV and the intraday value of the Fund’s holdings, as well as the relative supply of and demand for the Shares on the Exchange. Differences between secondary market prices of Shares and the intraday value of the Fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the Fund at a particular time.
Given the fact that Shares can be created and redeemed by authorized participants in Creation Units, the adviser believes that large discounts or premiums to the NAV of Shares should not be sustained in the long-term. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the value of the Fund’s holdings, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, or high market volatility may result in market prices for Shares of the Fund that differ significantly from its NAV or to the intraday value of the Fund’s holdings. As a result of these factors, among others, the Fund’s Shares may trade at a premium or discount to NAV, especially during periods of significant market volatility.
Given the nature of the relevant markets for certain of the securities for the Fund, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs.
Cost of Buying or Selling Shares. When you buy or sell Shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid-ask spread may increase significantly. This means that Shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility.
Short Selling Risk. Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.
No Guarantee of Active Trading Market Risk. While Shares are listed on the Exchange, there can be no assurance that active trading markets for the Shares will be maintained by market makers or by authorized participants. JPMorgan Distribution Services, Inc., the distributor of the Fund’s Shares (the Distributor), does not maintain a secondary market in the Shares.
Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. If a trading halt or unanticipated early closing of the Exchange occurs, a shareholder may be unable to purchase or sell Shares of the Fund.
There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market
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More About the Fund (continued)
value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.
Investments in Mutual Funds and ETF Risks. The Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The Fund is subject to the risks associated with the ETF or investment company’s investments. The price and movement of an ETF designed to track an index may not track the index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay or receive significantly more or less than the value of the ETF’s underlying portfolio when they purchase or sell their ETF shares, respectively. Certain ETFs traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.
Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. Because preferred stocks generally pay dividends only after the issuing company makes required payments to holders of its bonds and other debt, the value of preferred stocks generally is more sensitive than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.
Transactions and Liquidity Risk. The Fund could experience a loss when selling securities to meet redemption requests and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. To the extent a large proportion of Shares are held by a small number of shareholders (or a single shareholder) including funds or accounts over which the adviser or its affiliates have investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem Shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the adviser or its affiliates. To the extent these larger shareholders transact in the secondary market, such transactions may account for a large percentage of the Fund’s trading volume on the Exchange, which may have a material effect (upward or downward) on the market price of Shares. In addition to the other risks described in this section, these transactions could adversely affect the ability of the Fund to conduct its investment program. The Fund may be unable to sell illiquid securities at its desired time or price or the price at which the securities have been valued for purposes of the Fund’s NAV. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.
Similarly, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase the Fund’s transaction costs and impact the Fund’s performance. To the extent redemptions are effected in cash, an investment in the Fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational and financial risks associated with cyber security, including: theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to the Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers. Cyber security risks may result in financial losses to the Fund and its shareholders; the inability of the Fund to transact business with its shareholders; delays or mistakes in the calculation of the Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties
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and reputational damage; and compliance and remediation costs, legal fees and other expenses. The Fund’s service providers (including, but not limited to, the adviser, any sub-advisers, administrator, transfer agent, and custodian or their agents), financial intermediaries, companies in which the Fund invests and parties with which the Fund engages in portfolio or other transactions also may be adversely impacted by cyber security risks in their own businesses, which could result in losses to the Fund or its shareholders. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Fund does not directly control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.
Volcker Rule Risk. Pursuant to Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of the Fund after the permitted seeding period from the implementation of the Fund’s investment strategy, the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. Generally, the permitted seeding period is three years from the implementation of the Fund’s investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in the Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.
For more information about risks associated with the types of investments that the Fund purchases, please read the “Risk/Return Summary” at the front of this prospectus and the Statement of Additional Information.
Conflicts of Interest
An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to a Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with a Fund, and face conflicts of interest when balancing that incentive against the best interests of a Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of a Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed income and other markets in which a Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Funds and/or benefit these affiliates. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for a Fund. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the Statement of Additional Information.
Temporary Defensive and Cash Positions
For liquidity and to respond to unusual market conditions, the Fund may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments.
WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased.
They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements, certificates of deposit, bankers’ acceptances, commercial paper, money market mutual funds, and bank deposit accounts.

While the Fund is engaged in a temporary defensive position, it may not meet its investment objective. These investments may also be inconsistent with the Fund’s main investment strategies. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.
Disclosure of Portfolio Holdings
A description of the policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.
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More About the Fund (continued)
Additional Fee Waiver and/or Expense Reimbursement
Service providers to the Fund (as was the case for the predecessor fund) may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. The Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for the Fund, when available, will reflect (and performance for the predecessor fund reflects)  the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would be less favorable.
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The Fund's Management and Administration
The Fund's Management and Administration
The Fund is a series of J.P. Morgan Exchange-Traded Fund Trust, a Delaware statutory trust (the Trust). The Trust is governed by the Board of Trustees, which is responsible for overseeing all business activities of the Fund.
The Fund's Investment Adviser
J.P. Morgan Investment Management Inc. (JPMIM or the adviser) is the investment adviser to the Fund. JPMIM is located at 383 Madison Avenue, New York, NY 10179. JPMIM also served as the investment adviser to the predecessor fund.
JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.
In rendering investment advisory services to the Fund, JPMIM uses the portfolio management, research and other resources of a foreign (non-U.S.) affiliate of JPMIM and may provide services to the Fund through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC. Under this relief, U.S. registered investment advisers are allowed to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.
The Fund will pay the adviser a management fee of 0.60% of average daily net assets. The management fee (net of waivers) of the predecessor fund for the fiscal year ended February 28, 2022 was 0.59%.
A discussion of the basis the Board of Trustees of the Trust used in approving the investment advisory agreement for the Fund will be available in the first shareholder report for the Fund.
The Portfolio Managers
Scott Blasdell, Managing Director of JPMIM and a CFA charterholder, is the lead portfolio manager on the Fund and is a senior member of the U.S. Equity Value portfolio management team. Jason Ko, Executive Director of JPMIM and a CFA charterholder, is co-portfolio manager of the Fund and a senior member of the U.S. Equity Value portfolio management team. As part of the team’s investment process Messrs. Blasdell and Ko meet, along with other portfolio managers and research analysts, to discuss the economic outlook, industry trends, and the merits and risks of investment ideas for the Fund. Messrs. Blasdell and Ko follow the same investment process, philosophy and research resources. Mr. Blasdell has been a portfolio manager in the U.S. Equity Group since 2001 and has managed REIT, large cap core, and value strategies. An employee since 1999, he started as a research analyst covering REITs. An employee since 2002, Mr. Ko covers REITs for the U.S. Equity Group. Previously, he worked as a research associate focusing on REITs and cyclicals sectors and as an investment assistant in the U.S. Equity Group. Mr. Blasdell and Mr. Ko also were the predecessor fund's portfolio managers since 2017 and 2009, respectively.
The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.
The Fund's Administrator
JPMIM provides administration services for and oversees the other service providers of the Fund. JPMIM receives the following annual fee on behalf of the Fund for administration services: 0.075% of the first $10 billion of average daily net assets of the Fund, plus 0.050% of average daily net assets of the Fund between $10 billion and $20 billion, plus 0.025% of average daily net assets of the Fund between $20 billion and $25 billion, plus 0.010% of the average daily net assets of the Fund over $25 billion.
The Fund's Distributor
JPMorgan Distribution Services, Inc. (the Distributor) is the distributor of the Fund's Shares. The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares of the Fund. The Distributor has no role in determining the investment policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 1111 Polaris Parkway, Columbus, OH 43240.
Payments to Financial Intermediaries
JPMIM and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide cash payments to Financial Intermediaries whose customers invest in Shares of the Fund. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that may enter into agreements with JPMIM and/or its affiliates. These cash payments may relate to marketing activities and presentations, educational training programs, the
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The Fund's Management and Administration (continued)
support of technology platforms and/or reporting systems, or the Financial Intermediaries’ making Shares of the Fund available to their customers. Such compensation may provide such Financial Intermediaries with an incentive to favor sales of Shares of the Fund over other investment options they make available to their customers. See the Statement of Additional Information for more information.
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Purchase and Redemption of Shares
Buying and Selling Shares
In the Secondary Market. Most investors will buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed and traded on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per-Share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity.
Shares of the Fund trade on the Exchange at prices that may differ to varying degrees from the daily NAV of the Shares.
Directly with the Fund. The Fund’s Shares are issued or redeemed by the Fund at NAV per Share only in a large specified number of Shares called a “Creation Unit” or multiples thereof. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund must have entered into an authorized participant agreement with the Distributor, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchases and redemptions of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Fund's Statement of Additional Information.
Beneficial Ownership. The Depository Trust Company (DTC) serves as securities depository for the Shares. (The Shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants” (i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations), some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants” (i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests). The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more detailed information, see “Book Entry Only System” in the Fund's Statement of Additional Information.
Premium/Discount Information
Information about the differences between the daily market price on the Exchange for Shares of the Fund and the Fund’s NAV can be found on the Fund’s website, www.jpmorganfunds.com. NAV is the price at which the Fund issues and redeems Shares. It is calculated in accordance with the Fund’s pricing and valuation policies. The market price (“Market Price”) is generally the official closing price of the Fund’s Shares on the Exchange. The Fund’s Market Price may be at, above (at a premium) or below (at a discount) its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand. Shareholders may pay more than NAV when they buy Fund Shares and receive less than NAV when they sell those Shares, because Shares are bought and sold at current market prices. The Market Price is also used to calculate market returns of the Fund.
Pricing Shares
Investors that purchase or sell Shares on the secondary market transact at the market price on the Exchange. The market price may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.
The Exchange disseminates the approximate value of Shares of the Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed only once a day. The approximate value is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries that may trade in the portfolio securities held by the Fund. As the respective international local markets close, the approximate value will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15 second interval, but certain holdings may not be updated otherwise if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any representation or warranty as to its accuracy.
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Purchase and Redemption of Shares (continued)
NAV is calculated each business day as of the close of the New York Stock Exchange (NYSE), which is typically 4:00 p.m. E.T. On occasion, the NYSE will close before 4:00 p.m. E.T. When that happens, NAV will be calculated as of the time the NYSE closes. The Fund will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m. E.T. if the particular disruption or closure directly affects only the NYSE. The price at which a purchase of a Creation Unit is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent the Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when the Fund does not price its Shares, the value of the Fund’s Shares may change on days when you will not be able to purchase or redeem your Shares. The NAV per share of the Fund is equal to the value of all its assets minus its liabilities, divided by the number of outstanding shares.
Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available, market quotations are determined not to be reliable, or their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the Trust’s Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining the Fund’s NAV.
Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from independent pricing services, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.
Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.
Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. E.T.
Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of other open-end investment companies are valued at their respective NAVs.
Options traded on U.S. securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes.
Options traded on foreign exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of the Fund’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.
Exchange traded futures are valued at the last sale price available prior to the calculation of the Fund’s NAV. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.
Non-listed over-the-counter futures are valued utilizing market quotations provided by approved pricing services.
Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.
Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.
Frequent Purchases and Redemptions
The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Fund's shareholders when they considered that no restriction or policy was necessary. The Board considered that, unlike mutual funds, the Fund issues and redeems its Shares at NAV only in Creation Units, and the Fund’s Shares may be purchased and sold on the Exchange at prevailing market prices.
16  |  J.P. Morgan Exchange-Traded Funds

Shareholder Information
Taxes on Distributions
The Fund has elected to be treated and intends to qualify each taxable year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. The Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.
The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.
The Fund generally declares and distributes net investment income, if any, at least quarterly. The Fund will distribute net realized capital gain, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gain.
Distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at a maximum individual federal income tax rate applicable to “qualified dividend income” of either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by the Fund generally will be limited to the aggregate of the eligible dividends received by that Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund. The amount of the Fund’s distributions that would otherwise qualify for this favorable tax treatment may be reduced as a result of the Fund’s securities lending activities or high portfolio turnover rate. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable to a U.S. shareholder as ordinary income. Given the investment strategies of the Fund, it is not anticipated that a significant portion of the distributions paid by the Fund will be eligible to be designated as qualified dividend income.
Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by the Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your Shares in the Fund. The maximum individual federal income tax rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to U.S. shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
If you buy Shares of the Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Shares). Any gain resulting from the sale or exchange of Shares generally will be taxable as long-term or short-term gain, depending upon how long you have held the Shares.
The Fund’s investment in REIT securities, derivative instruments and so called “passive foreign investment companies” may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including at times when it is not advantageous to do so. The Fund’s investment in REIT securities may also result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.
The Fund’s investments in other investment companies could affect the amount, timing, and character of distributions from the Fund, and, therefore, may increase the amount of taxes payable by shareholders.
Individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”). The IRS has recently issued proposed regulations permitting a regulated investment company to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction.
Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to the Fund and its shareholders.
The dates on which dividends and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.
July 1, 2022  |  17

Shareholder Information (continued)
Early in each calendar year, you will receive a notice showing the amount of distributions you received during the preceding calendar year and the tax status of those distributions.
Any foreign shareholder would generally be subject to U.S. tax-withholding on distributions by the Fund, as discussed in the Statement of Additional Information.
Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.
The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.
Taxes on Exchange-Listed Shares Sales
Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. Capital loss realized on the sale or exchange of Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. The ability to deduct capital losses may be limited.
Taxes on Purchase and Redemption of Creation Units
At the time of purchase, an Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger’s aggregate basis in the securities surrendered and the cash paid. At redemption, a person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the cash received in connection with the redemption. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.
Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.
If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.
The above is a general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.
Availability of Proxy Voting Record
The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.
Other Information
For purposes of the Investment Company Act of 1940 (1940 Act), the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions.
18  |  J.P. Morgan Exchange-Traded Funds

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Financial Highlights
The Financial Highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. The Financial Highlights information in the following table for the Fund’s Shares represents the Financial Highlights of the predecessor fund’s Class R6 Shares for the fiscal periods indicated. The Fund commenced operations after the assets of the predecessor fund were transferred to the Fund in a tax-free reorganization as of the close of business on May 20, 2022.
Certain information reflects financial results for a single predecessor fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the predecessor fund’s Class R6 Shares (assuming reinvestment of all dividends and distributions).
The information below has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for the predecessor fund and the Fund, whose report, along with the predecessor fund’s financial statements, are included in the predecessor fund’s annual report, which is available upon request. No information is provided for the Fund’s Shares, which were not offered until after the reorganization on May 20, 2022.
		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Realty Income Fund
Class R6
Year Ended February 28, 2022	$13.64	$0.16	$3.25	$3.41	$(0.20)	$(1.23)	$(1.43)
Year Ended February 28, 2021	13.55	0.21	0.47	0.68	(0.18)	(0.41)	(0.59)
Year Ended February 29, 2020	13.68	0.28	0.88	1.16	(0.30)	(0.99)	(1.29)
September 1, 2018 through February 28, 2019 (f)	13.56	0.13	0.15	0.28	(0.16)	—	(0.16)
Year Ended August 31, 2018	13.26	0.30	0.31	0.61	(0.31)	—	(0.31)
Year Ended August 31, 2017	14.84	0.26	(0.83)	(0.57)	(0.26)	(0.75)	(1.01)
(a)
Annualized for periods less than one year, unless otherwise noted.
(b)
Calculated based upon average shares outstanding.
(c)
Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)
Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)
The Fund changed its fiscal year end from August 31st to the last day of February.
20  |  J.P. Morgan Exchange-Traded Funds

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$15.62	24.69%	$1,450,453	0.68%	0.98%	0.70%	59%
13.64	5.38	1,663,701	0.68	1.67	0.70	90
13.55	8.23	1,289,281	0.68	1.92	0.76	71
13.68	2.13	2,238,097	0.67	1.99	0.85	50
13.56	4.79	2,325,640	0.68	2.34	0.85	107
13.26	(3.51)	2,307,377	0.68	1.94	0.86	116
July 1, 2022  |  21

How to Reach Us
MORE INFORMATION
For investors who want more information on the Fund the following documents are available free upon request:
ANNUAL AND SEMI-ANNUAL REPORTS
The Fund's annual and semi-annual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that have a significant effect on the Fund’s performance.
STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.
You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-844-457-6383 (844-4JPM ETF) or writing to:
J.P. Morgan Exchange-Traded Funds
277 Park Avenue
New York, NY 10172
If you buy your Shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.
Reports, a copy of the SAI, and other information about the Fund are also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
Investment Company Act File No. for the Fund is 811-22903.
©JPMorgan Chase & Co., 2022. All rights reserved. July 2022.

PR-RINCETF-722-2